BRIDGE BUILDER TRUST

Supplement dated August 10, 2021

to the Statement of Additional Information (the “SAI”)

dated October 28, 2020, as supplemented

Bridge Builder Core Bond Fund

Ticker:BBTBX

Bridge Builder Core Plus Bond Fund

Ticker: BBCPX

Bridge Builder Municipal Bond Fund

Ticker: BBMUX

Bridge Builder Large Cap Growth Fund

Ticker: BBGLX

Bridge Builder Large Cap Value Fund

Ticker: BBVLX

Bridge Builder Small/Mid Cap Growth Fund

Ticker: BBGSX

Bridge Builder Small/Mid Cap Value Fund

Ticker: BBVSX

Bridge Builder International Equity Fund

Ticker: BBIEX

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

A.

Effective August 10, 2021 (the “Effective Date”), Daniel A. Tranchita no longer serves as a portfolio manager of the portion of the assets of the Bridge Builder Core Bond Fund managed by Robert W. Baird & Co., Inc. (“Baird’s Allocated Portion of the Fund”). Mary Ellen Stanek, Charles B. Groeschell, Warren D. Pierson, Jay E. Schwister, M. Sharon deGuzman, Meghan H. Dean and Jeffrey L. Schrom will each continue to serve as portfolio managers of Baird’s Allocated Portion of the Fund.

Accordingly, as of the Effective Date, the SAI is hereby supplemented and revised as follows:

All references and information related to Daniel A. Tranchita in the sub-section entitled “Other Accounts Managed by Portfolio Managers” in the section entitled “The Funds’ Investment Teams – The Sub-advisers – Core Bond Fund – Robert W. Baird & Co., Inc. (‘Baird’)” are hereby deleted.

B.

As of the Effective Date, Alex Duffy is hereby added as a member of the portfolio management team responsible for the day-to-day management of the portion of the Bridge Builder International Equity Fund’s assets allocated to Marathon Asset Management LLP (“Marathon-London”), and David Cull no longer serves as a member of the portfolio management team.

Accordingly, as of the Effective Date, the SAI is hereby supplemented and revised as follows:

1.

The sub-section entitled “Other Accounts Managed by Portfolio Managers” under the section entitled “The Funds’ Investment Teams – The Sub-advisers – International Equity Fund – Marathon Asset Management LLP (‘Marathon-London’)” is deleted and replaced with the following:

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager, the number of accounts managed (excluding the International Equity Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of the fees for these accounts are based on account performance, this information is reflected below. Information is shown as of February 28, 2021 unless otherwise noted. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Accounts
Neil M. Ostrer	3	$9.6 billion	15	$22.1 billion	45	$19.9 billion
Charles Carter	3	$9.6 billion	14	$21.7 billion	45	$19.9 billion
Nick Longhurst	3	$9.6 billion	14	$21.7 billion	45	$19.9 billion
William J. Arah	3	$9.6 billion	14	$22.5 billion	44	$21.7 billion
Simon Somerville	3	$9.6 billion	13	$22.2 billion	44	$21.7 billion
Michael Nickson	3	$9.6 billion	14	$21.6 billion	41	$19.0 billion
Justin Hill	3	$9.6 billion	12	$21.4 billion	42	$19.2 billion
Alex Duffy[1]	4	$10.5 billion	14	$21.9 billion	42	$21.4 billion

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Accounts Subject to Performance Fees
Neil M. Ostrer	1	$3.9 billion	1	$444 million	6	$1.4 billion
Charles Carter	1	$3.9 billion	0	$0	6	$1.4 billion
Nick Longhurst	1	$3.9 billion	0	$0	6	$1.4 billion
William J. Arah	1	$3.9 billion	1	$280 million	6	$1.4 billion
Simon Somerville	1	$3.9 billion	0	$0	6	$1.4 billion
Michael Nickson	1	$3.9 billion	0	$0	5	$1.2 billion
Justin Hill	1	$3.9 billion	0	$0	5	$1.2 billion
Alex Duffy[1]	1	$4.3 billion	14	$21.9 billion	6	$2.0 billion

1 As of May 31, 2021.

As of February 28, 2021, with respect to Messrs. Ostrer, Carter, Longhurst, Arah, Somerville, Nickson and Hill, and, as of May 31, 2021, with respect to Mr. Duffy, the above-listed portfolio managers did not beneficially own any shares of the Fund.

C.

Effective as of the close of business on July 21, 2021, Scott K. Richardson resigned as Secretary of the Bridge Builder Trust, and, effective as of July 22, 2021, Evan S. Posner and James E. Goundrey were appointed Secretary and Assistant Secretary of the Bridge Builder Trust, respectively.

Accordingly, the SAI is hereby supplemented and revised as follows:

In the section entitled “Trustees and Executive Officers,” the rows of the table relating to Scott K. Richardson and Evan S. Posner are hereby deleted and replaced with the following:

Name, Age and Address	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Evan S. Posner (Born: 1979) 12555 Manchester Road, St. Louis, MO 63131	Secretary	Indefinite Term; Since 2021	Associate General Counsel at Edward Jones (since 2018); Previously, Assistant Secretary of the Trust (2019-2021); Previously, Vice President, Counsel at Voya Investment Management (2012 – 2018)	N/A	N/A
James E. Goundrey (Born: 1977) 12555 Manchester Road, St. Louis, MO 63131	Assistant Secretary	Indefinite Term; Since 2021	Associate General Counsel at Edward Jones (since 2019); Previously, Vice President, Senior Counsel at State Street Global Advisors (2015 – 2019)	N/A	N/A

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